Trenchless Fund ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 99.6%	Shares	Value
Consumer Discretionary Products - 17.8%
Deckers Outdoor Corp. (a)	28,488	$3,185,243
LVMH Moet Hennessy Louis Vuitton SE - ADR	34,673	4,294,944
Mobileye Global, Inc. - Class A (a)	328,490	4,728,614
		12,208,801

Consumer Discretionary Services - 3.7%
DraftKings, Inc. - Class A (a)	76,438	2,538,506

Financial Services - 4.6%
Block, Inc. (a)	39,330	2,136,799
SoFi Technologies, Inc. (a)	85,000	988,550
		3,125,349

Health Care - 7.6%
Novo Nordisk AS - ADR	75,388	5,234,943

Media - 37.9%(b)
Alphabet, Inc. - Class A	51,435	7,953,908
Lyft, Inc. - Class A (a)	481,593	5,716,509
Maplebear, Inc. (a)	82,452	3,289,010
Meta Platforms, Inc. - Class A	5,668	3,266,809
Pinterest, Inc. - Class A (a)	86,734	2,688,754
Snap, Inc. - Class A (a)	359,616	3,132,255
		26,047,245

Retail & Wholesale - Discretionary - 4.4%
Amazon.com, Inc. (a)	15,898	3,024,753

Software & Tech Services - 4.8%
Microsoft Corp.	8,874	3,331,211

Tech Hardware & Semiconductors - 18.8%
Advanced Micro Devices, Inc. (a)	32,421	3,330,934
NVIDIA Corp.	37,434	4,057,097
Super Micro Computer, Inc. (a)	66,584	2,279,836
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	19,352	3,212,432
		12,880,299
TOTAL COMMON STOCKS (Cost $74,197,140)		68,391,107

SHORT-TERM INVESTMENTS - 0.2%		Value
Money Market Funds - 0.2%	Shares
First American Government Obligations Fund - Class X, 4.25% (c)	121,091	121,091
TOTAL SHORT-TERM INVESTMENTS (Cost $121,091)		121,091

TOTAL INVESTMENTS - 99.8% (Cost $74,318,231)		68,512,198
Other Assets in Excess of Liabilities - 0.2%		121,828
TOTAL NET ASSETS - 100.0%		$68,634,026
two		–%
Percentages are stated as a percent of net assets.		–%
ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Trenchless Fund ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$68,391,107	$–	$–	$68,391,107
Money Market Funds	121,091	–	–	121,091
Total Investments	$68,512,198	$–	$–	$68,512,198

Refer to the Schedule of Investments for further disaggregation of investment categories.